Exhibit 10.21

AMENDMENT TO DEBENTURE

This Amendment to Debenture (this “Amendment”), dated as of January 17, 2014, is made by and between U.S. Dry Cleaning Services Corporation, a Delaware corporation (the “Company”), and Setal 10 Trust (“Setal 10”).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Debenture (as defined below).

W I T N E S SE T H

WHEREAS, Setal 10 purchased that certain 10% Senior Secured Original Issue Discount Convertible Debenture due March 31, 2015 in the original principal amount of $549,890 from Wattles Capital Management on September 9, 2013 (the “Debenture”);

WHEREAS, Section 11(n) of the Debenture provides that the terms of all of the Debenture may be amended with the written consent of the Company and Setal 10; and

WHEREAS, the parties hereto desire to amend certain terms of the Debenture as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Event of Default.  Section 9(a) of the Debenture is hereby amended by inserting the following additional Event of Default:

“(xii)                                             The Company receives payment from any claim made on the term life insurance policy for the Company’s Chief Executive Officer.”

2.                                      Remainder of Debenture Unchanged.  Except as amended herein, all other terms and conditions of the Debenture shall remain in effect and the parties hereto ratify and confirm the same.

3.                                      Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Delivery by facsimile or other electronic means of an executed counterpart hereof shall have the same force and effect as delivery of an originally executed counterpart hereof.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed this Amendment as of the date first above written.

U.S. DRY CLEANING SERVICES CORPORATION

/S/ ALEX BOND
Alex Bond, Chief Executive Officer

SETAL 10, LLC

/S/ LESTER E. TAYLOR, JR.
Lester E. Taylor, Jr., Managing Member